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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2001
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                            Heartland Partners, L.P.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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         (State or other jurisdiction of incorporation or organization)


                1-10520                            36-3606475
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       (Commission File Number)       (I.R.S. Employer Identification No.)


   330 North Jefferson Court, Suite 305, Chicago, Illinois         60661
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        (Address of principal executive offices)                (Zip Code)


     Registrant's telephone number, including area code (312)575-0400
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                            HEARTLAND PARTNERS, L.P.


Item 5.   Other Events

On August 16, 2001 Heartland Partners L.P. issued a press release announcing, among other things, that it has been authorized by its General Partner, Heartland Technology, Inc., to purchase up to 50,000 of its outstanding Class A Units. A copy of the press release is attached as Exhibit 99.1

Item 7.    Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.     Description
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99.1            Press release of Heartland Partners, L.P. dated August 16, 2001
                (filed herewith).







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                            HEARTLAND PARTNERS, L.P.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEARTLAND PARTNERS, L.P.
                                        (Registrant)



Date: August 22, 2001          By:        /s/ Richard P. Brandstatter
                                  --------------------------------------------
                                            Richard P. Brandstatter
                                      Vice President - Finance, Secretary
                                               and Treasurer of
                                          Heartland Technology, Inc.
                                              The General Partner
                                  (Principal Financial and Accounting Officer)








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                            HEARTLAND PARTNERS, L.P.

                                  EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------

99.1 Press release of Heartland Partners, L.P. dated August 16, 2001 (filed herewith).









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                            HEARTLAND PARTNERS, L.P.

                                                                   Exhibit 99.1


Heartland Partners Announces Approval of Program to Repurchase Up to 50,000 Class A Units

CHICAGO, Aug. 16 /PRNewswire/ -- Edwin Jacobson, President and CEO of Heartland Partners, L.P. (Amex: HTL-news) announced today that the Partnership has been authorized by its General Partner, Heartland Technology,Inc., to purchase up to 50,000 of the Partnerships' outstanding Class A Units. The Units may be purchased from time to time in the open market or in privately negotiated transactions, depending on market conditions.

Mr.Jacobson also reiterated the Partnership's policy towards cash distributions to Heartland's Unitholders. The policy is that as cash generated by Heartland's sales activities becomes available for distributions, it will be distributed, subject to Heartland's working capital requirements at the time as well as the provisions of any applicable loan agreements. CMC's revolving loan covenants require the revolving loan to be paid soff for distributions sto be made. There is currently $4 million outstanding on the revolving loan. That amount can increase or decrease. The partnership agreement permits distributions to be made quarterly.

Management's discussion and analysis of financial condition and results of operations in this press release contain certain statements that may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievement of results to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements.

Heartland Partners is a Chicago-based real estate partnership with properties in 14 states, primarily in the upper Midwest and northern United States. CMC Heartland is a subsidiary of Heartland Partners, L.P. In addition to existing industrial and residential projects in Chicago,Ill. and southern Wisconsin, CMC has retail, residential and industrial projects in Chicago, Ill.; Milwaukee, Wis.; Fife, Wash.; Bozeman, Mont.; and Rosemount, Minn. CMC Heartland is the exclusive home builder for Longleaf Country Club in Southern Pines/Pinehurst, N.C. CMC is the successor to the Milwaukee Road Railroad, founded in 1847.




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